Exhibit No. 32.1
Form 10-KSB
ExperTelligence, Inc.
File No. 0-28453


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of ExperTelligence, Inc. (the "Company") on Form 10-KSB for the year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jason Smart, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 11, 2008              By: /s/ Jason Smart
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                                        Jason Smart
                                        Chief Executive Officer and
                                        Chief Financial Officer



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A signed original of this written statement required by Section 906 has been provided to ExperTelligence, Inc. and will be retained by ExperTelligence, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.